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                                                                   EXHIBIT 10.36

                              U.S. BIOSCIENCE, INC.

                        1999 INCENTIVE COMPENSATION PLAN

                           EFFECTIVE FEBRUARY 11, 1999

                ARTICLE I - ESTABLISHMENT, PURPOSE, AND DURATION

            1.1 Establishment of the Plan. U.S. Bioscience, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes, effective February 11, 1999 (the "Effective Date"), this incentive compensation plan known as the U.S. Bioscience, Inc. 1999 Incentive Compensation Plan (hereinafter referred to as the "Plan"), subject to the consent of the Company's stockholders, which permits the grant of Incentive Stock Options, Nonqualified Stock Options, Performance Shares, and Directors' Awards, as described more fully herein.

            1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Affiliates by providing incentives to Key Employees and Directors that will link their personal interests to the long-term financial success of the Company and its Affiliates and to growth in stockholder value. The Plan is designed to provide flexibility to the Company and its Affiliates in their ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent. The plan is intended to permit compensation expense attributable to the exercise of Nonqualified Stock Options to be treated as "performance-based compensation" as that term is used for purposes of Code Section 162(m).

            1.3 Duration of the Plan. The Plan will commence on February 11, 1999, as described in Section 1.1 herein. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all Shares subject to it shall have been purchased or acquired according to the provisions herein.

                    ARTICLE II - DEFINITIONS AND CONSTRUCTION

            2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

                  (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

                  (b) "Award" means, individually or collectively, a grant under this Plan of ISOs, NQSOs, Performance Shares, Directors' Awards or Cash Awards.
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                  (c) "Award Agreement" means a written agreement setting forth the terms of any Award granted under the Plan.

                  (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

                  (e) "Cash Award" shall mean a grant of an Award as described in Article IX.

                  (f) "Cause" shall be deemed to exist whenever there has been a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate.

                  (g) "Change in Control" shall be deemed to have occurred if:

                        (i) there has been a change in control of a nature that would be required, if the Company would be subject to reporting requirements under the Exchange Act, to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or Item 1 of Form 8-K promulgated under the Exchange Act; or

                        (ii) any person, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power in the election of directors; or

                        (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board are entitled to cast, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the votes entitled to be cast by the directors then still in office who were directors at the beginning of the period.

                  (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (i) "Committee" means the administrative committee or committees established by the Board for the purpose of administering the Plan, as described more fully in


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Article III.

                  (j) "Company" means U.S. Bioscience, Inc., a Delaware corporation, or any successor thereto as provided in Article XV herein.

                  (k) "Director" shall mean each member of the Board of Directors.

                  (l) "Directors' Award" means an Award made pursuant to Article VIII of this Plan.

                  (m) "Disability" means "permanent and total disability" as that term is defined in Code Section 22(e)(3).

                  (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (o) "Fair Market Value" means the fair market value of a Share, determined as follows: If Shares are traded in a public market, then the Fair Market Value per Share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If Shares are not traded in any public market, the Fair Market Value shall be the value of a Share as determined by the Committee in good faith, taking into account all relevant facts and circumstances. It is intended that any determination of Fair Market Value of a Share shall be equal to the Share's "fair market value" as that term is used for purposes of Code
Section 422.

                  (p) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

                  (q) "Key Employee" means an employee of the Company or any of its Affiliates, including an employee who is an officer or a director of the Company or any of its Affiliates, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Affiliates. "Key Employee" also may include any other employee, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee, but shall not create a right to remain a Key Employee.

                  (r) "Non-employee Director" means each member of the Board who is


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not an employee of the Company or an Affiliate.

                  (s) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an ISO.

                  (t) "Option" means an ISO or a NQSO.

                  (u) "Optionee" means a Participant who has been granted an Option under the Plan.

                  (v) "Outside Director" means any director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder and who qualifies as a "non-employee director" as that term is defined in Rule 16b-3.

                  (w) "Participant" means a Key Employee or Director who has been granted an Award under the Plan.

                  (x) "Performance Share" means a Share granted to a Participant pursuant to Article VII herein.

                  (y) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

                  (z) "Plan" means this U.S. Bioscience, Inc. 1999 Incentive Compensation Plan, as herein described and as hereafter from time to time amended.

                  (aa) "Retirement" shall mean the termination of employment or service of a Participant after the attainment of the normal retirement age under the applicable retirement plan of the Company or any of its affiliates, or, if no such plan is applicable, age 65, provided, however, that if a Participant's employment or service is terminated for Cause, such termination of employment or service shall not be treated as Retirement regardless of the age of the Participant as of the date of such termination of employment or service.

                  (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act.

                  (cc) "Stock" or "Shares" means the common stock of the Company, par value $.01 per share.

            2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.


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            2.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                          ARTICLE III - ADMINISTRATION

            3.1 THE COMMITTEE. The Plan shall be administered by the Board or by a committee or committees established by the Board for the purpose of administering the Plan. The Board may (i) designate a committee composed of two or more of its Outside Directors to operate and administer the Plan in its stead, (ii) designate two committees to operate and administer the Plan in its stead, one of such committees composed of two or more of its Outside Directors to operate and administer the Plan with respect to the Company's "Principal Officers" (as defined below), and the other such committee composed of two or more directors or other persons designated to serve as a committee for these purposes (which may include directors who are also employees of the Company) to operate and administer the Plan with respect to persons other than Principal Officers and Non-employee Directors or (iii) designate only one of the two committees referred to in subparagraph (ii) and itself operate and administer the Plan with respect to persons not within the jurisdiction of such committee. Any of such committees designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." With respect to Non-employee Directors, who are to be granted Options in accordance with the provisions of Article VIII, the Directors to whom Options will be granted, the timing of grants of Options, the price at which Shares may be purchased and the number of Shares covered by Options granted to each Optionee shall be as specifically set forth herein, and subject to the foregoing and the other provisions set forth herein, the Plan, as it pertains to Non-employee Directors, shall be administered by the Board of Directors. As used herein, the term "Principal Officers" means the Chairman of the Board of Directors (if the Chairman of the Board of Directors is a payroll employee), President, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Treasurer, and any other person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

            3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or any Award Agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article XII herein) to amend the terms and conditions of any outstanding Option or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to take any of the foregoing actions or to take any other action to the extent that such action or the Committee's ability to take such action


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would cause the income attributable to the exercise of any NQSO Award under the
Plan to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the regulations issued thereunder. Notwithstanding the foregoing, no action of the Committee may, without the consent of the person or persons entitled to exercise any outstanding Option or to receive any other outstanding Award, adversely affect the rights of such person or persons.

            3.3 SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees and Directors as may be selected by it. The Committee shall select Participants from among those who they have identified as being Key Employees or Directors.

            3.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Affiliates, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

            3.5 DELEGATION OF CERTAIN RESPONSIBILITIES. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article III; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects directors of the Company or Principal Officers. The Committee may delegate to the Chief Executive Officer of the Company its authority under this Article III to grant Awards to Key Employees who are not directors of the Company or officers of the Company or its Affiliates subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

            3.6 PROCEDURES OF THE COMMITTEE. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Certificate of Incorporation and Delaware law for their services as directors of the Company.

            3.7 AWARD AGREEMENTS. Stock-based Awards under the Plan shall be evidenced by an Award Agreement which shall be signed by an authorized officer of the Company or delegate and by the Participant, and shall contain such terms and conditions as may be


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approved by the Committee. Such terms and conditions need not be the same in all cases.

            3.8 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act ("Rule 16b-3").

                     ARTICLE IV - STOCK SUBJECT TO THE PLAN

            4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section
4.3 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed 3,000,000 Shares of common stock of the Company. No more than three-quarters of such aggregate number of such Shares shall be issued as Performance Shares under Article VII. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

            4.2 LAPSED AWARDS. If any Award granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan. If the value of any Performance Shares issued under Article VII are paid in cash after a Performance Period has ended, such stock subject to such Award shall again be available for the grant of an Award under the Plan.

            4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options and Performance Shares, granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number. Any adjustment of an ISO under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of Section 425(h)(3) of the Code.

                    ARTICLE V - ELIGIBILITY AND PARTICIPATION

            5.1 ELIGIBILITY. Persons eligible to receive Awards under all Articles of this Plan except Article VIII include all employees of the Company and its Affiliates who, in the opinion of the Committee, are Key Employees. Key Employees may include employees who are members of the Board, but may not include directors who are not employees. Directors who are


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not employees may receive Awards under this Plan exclusively as set forth in
Article VIII.

            5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time select those Key Employees to whom Awards shall be granted and determine the nature and amount of each Award. No employee shall have any right to be granted an Award under this Plan even if previously granted an Award.

                           ARTICLE VI - STOCK OPTIONS

            6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The maximum number of Shares subject to Options granted to any individual Participant in any calendar year shall be three hundred thousand (300,000) Shares. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs. However, no employee may receive an Award of ISOs that are first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Stock (determined at the time the options are granted) exceeds $100,000. Nothing in this Article VI shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422 of the Code. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs. Notwithstanding any other provision of the Plan, no ISO shall be granted on or after February 11, 2009.

            6.2 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement with respect to any Option shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is not intended to be subject to the provisions of Code Section 422.

            6.3 OPTION PRICE. The purchase price per Share covered by an Option shall be determined by the Committee, which may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted. Each ISO granted under the Plan shall have an exercise price which is at least 100% of the Fair Market Value of the Stock subject to the Option, and provided, further, that an ISO granted to an Employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

            6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the


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Committee shall determine at the time of grant provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant, or, in the case of an ISO granted to an Employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, the fifth (5th) anniversary of its date of grant.

            6.5 EXERCISE OF OPTIONS. Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants. Notwithstanding anything contained herein to the contrary, no Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel acceptable to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Section 6.5 has occurred.

            6.6 PAYMENT. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either in cash or its equivalent or by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Without limiting the foregoing, the Committee may provide (and in the case of Options granted to Non-employee Directors, shall provide) in an Award Agreement that payment may be made in whole or in part in shares of the Company's Common Stock. If payment is made in whole or in part in


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Shares, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the Shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in Shares, accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for Shares delivered to the Company represent a number of Shares in excess of the number of Shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in Shares, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of Shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

            6.7 RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

            6.8 TERMINATION OF OPTIONS FOLLOWING TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. Except as may be otherwise specified in an Award Agreement applicable to an Option, in the event the employment of a Participant is terminated by reason of the Participant's death or Disability, any of such Participant's outstanding Options shall become immediately exercisable, and shall be exercisable until the one year anniversary of the Participant's termination of employment or until the expiration date of the Options, whichever occurs first, by the Participant or by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article X hereof or by will or by the laws of descent and distribution, as the case may be.

            6.9 TERMINATION OF OPTIONS OTHER THAN IN CONNECTION WITH A TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY.

                  (a) Except as may be otherwise provided in an Award Agreement applicable to an Option, if a Participant's employment terminates for any reason other than death, or Disability, the Participant shall have the right to exercise his or her outstanding Options during the three month period following his or her termination of employment; provided, however, that no Option may be exercised after the expiration of its term; and, provided further, that such Option or Options shall be exercisable during a period following the Participant's termination of employment only to the extent that the Participant was entitled to exercise the Option or Options at the date of his or her termination of employment. In its sole discretion, the Committee may extend the three month period for a period of up to one year but, however, in no event beyond the expiration date of the Option.


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                  (b) Notwithstanding the foregoing, in the event the Committee determines that the employment of a Participant has been terminated for Cause, or if there is a finding with respect to a Participant that Cause exists (without regard to whether a Participant's employment has terminated), all outstanding Options granted under the Plan to such Participant shall be immediately forfeited, and the Participant shall have no rights with respect to any such Options. In addition, any Participant with respect to whom a finding of Cause has been made shall forfeit any Shares attributable to any Option previously exercised if share certificates have not yet been delivered on the refund to the Participant of the purchase price paid in connection with the exercise of the Option. If the Committee determines that it is appropriate to conduct an inquiry as to whether Cause exists with respect to a Participant, the Company may withhold delivery of share certificates for any Shares otherwise transferable to the Participant under the Plan pending the resolution of any such inquiry.

            6.10 NONTRANSFERABILITY OF OPTIONS. No ISO may be transferred, except by will or by the laws of descent and distribution. No NQSO may be transferred, except by will or by the laws of descent and distribution, or as follows: If the terms of the Award Agreement governing the NQSO so provide, the NQSO may be transferred by the Participant by bona fide gift, with no consideration for the transfer, to a lineal descendent, sibling, lineal descendent of a sibling, in each case whether by blood or adoption, a spouse or former spouse (collectively "family members"), to a trust for the benefit of one or more family members or to a partnership in which family members are the only partners. If the Participant receiving such an Option, or having an outstanding Option amended to provide for such transferability, is a Principal Officer, such Option or Option amendment must be approved by the Committee which administers the Plan with respect to Principal Officers. Notwithstanding the foregoing, an NQSO may be transferred pursuant to the terms of a "qualified domestic relations order," as that term is used in the Code and the Employee Retirement Income Security Act of 1974, as amended.

                        ARTICLE VII - PERFORMANCE SHARES

            7.1 GRANT OF PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee (such date being referred to herein as the "Performance Share Grant Date").

            7.2 GRANT OF PERFORMANCE SHARES. The Committee shall establish performance periods ("Performance Periods") with respect to grants of Performance Shares under the Plan. Performance Periods may be applicable to a group of Participants receiving grants of Performance Shares at one time, or may be established from time to time with respect to a grant of Performance Shares to one Participant, all as determined by the Committee at its sole discretion. Prior to commencement of a Performance Period, the Committee shall:

                  (a) designate the Participant or Participants who are to receive grants


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of Performance Shares with respect to such Performance Period;

                  (b) establish the number of Shares to be granted as Performance Shares to each such Participant for that Performance Period;

                  (c) establish the performance goal or goals (the "Performance Goal") that will be used to determine whether any portion of a Participant's Performance Shares shall become vested on an accelerated basis; and

                  (d) establish the time or times (which may include a time established by reference to the occurrence of an event or events) at which all or a portion of the Participant's Performance Shares may become vested on an accelerated basis.

The determination of whether a Participant's Performance Shares are to become vested on an accelerated basis shall be made by the Committee, which must certify in writing that the requirements for such accelerated vesting have been satisfied prior to a distribution of any Stock attributable to the accelerated vesting of the Participant's Performance Shares.

            7.3 TERMS AND CONDITIONS APPLICABLE TO PERFORMANCE SHARES. Performance Shares granted to a Participant shall, in all events, become fully vested on the eighth (8th) anniversary of the Performance Share Grant Date, provided the Participant continues to be employed by the Company or an Affiliate as of such date.

            7.4 PERFORMANCE GOALS APPLICABLE TO PERFORMANCE SHARES. The Committee shall establish Performance Goals based on the attainment, by the Company or its Affiliates, or based on objective performance standards applicable to an individual Participant or separate business division, or based on a combination of such goals. The Performance Goals may include, but are not limited to, one or more of the following: total stockholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, operating profit and operating cash flow. Such Performance Goals may also be based upon the attainment of specified levels of performance of the Company or one or more Affiliates relative to the performance of other entities.

            7.5 DIVIDENDS AND DISTRIBUTIONS. Except as may be otherwise provided in an Award Agreement, cash dividends that are paid with respect to Performance Shares that have been granted but which have not vested shall be paid to the Participant. Notwithstanding the foregoing, extraordinary dividends and distributions of property or of stock, or of any combination thereof, including distributions that are in the nature of a stock split or stock dividend, shall, at the discretion of the Committee, be retained by the Company and paid out to the Participant only at the time or times the underlying Performance Shares with respect to which such dividends have been paid or distributed become vested.


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

            7.6 DISTRIBUTION OF CERTIFICATES. Certificates for Performance Shares shall be distributed to Participants as soon as practicable following the date on which such Performance Shares become vested. Distribution of such certificates shall, however, be subject to any other applicable provisions or requirements set forth in the Plan or in an Award Agreement, and may be legended to indicate any restrictions which may be applicable to such Shares. Any such distribution of Shares shall also be subject to the restrictions on transfer in
Section 3.8 herein.

            7.7 COMMITTEE DISCRETION TO ADJUST AWARDS. The Committee shall have the authority to modify, amend or adjust the terms and conditions of any grant of Performance Shares at any time or from time to time, including but not limited to adjustments or modifications to the applicable Performance Goals.

            7.8 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the case of death, Disability, or Retirement, the holder of Performance Shares shall vest with respect to a prorated portion of such Performance Shares based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the Performance Goals, as computed by the Committee. The Committee may require that a Participant have a minimum number of full months of service during the Performance Period to qualify for any such prorated vesting of Performance Shares.

            7.9 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates employment with the Company or any of its Affiliates for any reason other than death, Disability, or Retirement, all Performance Shares that have not become vested under the terms of the Plan or pursuant to the terms of the applicable Award Agreement shall be forfeited; provided, however, that in the event of a termination of the employment of the Participant by the Company or any of its Affiliates other than for Cause, the Committee may, in its sole discretion, waive the automatic forfeiture provisions.

            7.10 OTHER FORFEITURES. In the event the Committee determines that Cause exists with respect to a Participant (without regard to whether such Participant's employment has terminated), all Performance Shares granted under the Plan to such Participant that have not previously become vested shall be immediately forfeited, and the Participant shall have no further rights with respect to any such Performance Shares. If the Committee determines that it is appropriate to conduct an inquiry as to whether Cause exists with respect to a Participant, the Company may suspend the vesting of such Participant's Performance Shares and withhold delivery of certificates for any Performance Shares that have otherwise become transferable to the Participant under the Plan pending the resolution of any such inquiry, and all Performance Shares which have not vested or for which certificates have not been transferred shall be forfeited upon a finding of Cause as a result of such inquiry.

            7.11 NONTRANSFERABILITY. No Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated,


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

otherwise than by will or by the laws of descent and distribution until the Performance Shares become vested, either on the attainment of Performance Goals established with respect to any applicable Performance Period, or on the eighth anniversary of the date the Performance Shares were granted.

                 ARTICLE VIII - AWARDS TO NON-EMPLOYEE DIRECTORS

            8.1 AUTOMATIC GRANT. Options granted pursuant to the Plan to Non-employee Directors shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Article
VIII. Each Option granted pursuant to this Article VIII shall be evidenced by an Award Agreement detailing the terms of such Option, which Award Agreement shall be in such form as the Committee shall from time to time approve, and which shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

            8.2 TIMING OF GRANTS; NUMBER OF SHARES SUBJECT OF OPTIONS; EXERCISABILITY OF OPTIONS; OPTION PRICE. Each Director who was an Non-employee Director on the Effective Date, and who received an option grant (a "Prior Plan Grant") under Section 9 of the U.S. Bioscience, Inc. 1992 Stock Option Plan (the "1992 Plan") shall be granted an Option under this Article VIII to acquire 30,000 Shares on the terms set forth in this Article VIII (an "Article VIII Option") on the third anniversary of the grant date of such Prior Grant, and thereafter on each subsequent third anniversary of such date of grant. Each Director who is or becomes an Non-employee Director on or after the Effective Date, but who has not received a Prior Plan Grant shall be granted an Article VIII Option as of the date such Director first qualifies as an Non-employee Director, or the Effective Date, whichever occurs first and an additional
Article VIII Option on each third anniversary of such date. Notwithstanding anything to the contrary contained herein, no Article VIII Option shall be granted to any person who does not qualify as an Non-employee Director as of the date such Article VIII Option would otherwise be granted.

            8.3 VESTING. Each Article VIII Option shall be a Nonqualified Stock Option becoming exercisable over a period of three (3) years, so that the Optionee shall have the right to exercise the Article VIII Option with respect to one third (1/3) of the Shares covered thereby commencing on the first anniversary of the date of grant, and the right to exercise the Option with respect to an additional one third (1/3) of such Shares commencing on each of the following two anniversaries of the date of grant. The Option Price shall be equal to the Fair Market Value of the Shares on the date the Article VIII Option is granted.

            8.4 TERMINATION OF ARTICLE VIII OPTIONS. All Article VIII Options shall be exercisable until the first to occur of the following:


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

                  (a) Expiration of ten (10) years from the date of grant;

                  (b) Expiration of three months from the date the Optionee's service as a Director terminates for any reason other than Disability or death; or

                  (c) Expiration of one year from the date the Optionee's service with Company as a Director terminates due to the Optionee's Disability or death.

            8.5 APPLICABILITY OF PLAN PROVISIONS TO ARTICLE VIII OPTIONS. To the extent consistent with the provisions of this Article VIII, all of the provisions of the Plan applicable to NQSOs shall be applicable to Article VIII Options; provided, however, that the vesting and exercisability of Article VIII Options shall be governed solely by Section 8.2, and the termination of Article VIII Options shall be governed exclusively by Section 8.4.

                            ARTICLE IX - CASH AWARDS

            9.1 GRANT OF CASH AWARD. Subject to the terms of this Plan, a Cash Award may be made to any Participant at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in the determining the timing and form of the Cash Awards granted to Participants, and the conditions applicable thereto, consistent with the terms of the Plan.

            9.2 CASH AWARD PERFORMANCE CRITERIA. All Cash Awards made under this Plan shall be subject to pre-established, objective, business-related performance criteria or goals. The performance measures or goals to be established with respect to Cash Awards shall be approved by the Committee and the Committee shall certify their attainment and the resulting payout of any Cash Award. Performance measures for Cash Awards may be measurable for such periods as may be established by the Committee, and may allow for pro-rated Awards for new Participants.

            9.3 PERFORMANCE MEASURES. The performance measures established under this Article IX may include, but shall not be limited to: operational measures, financial measures, or any other criteria deemed appropriate at the discretion of the Committee. Performance measures may, but need not, be established using overlapping cycles. Each cycle of performance measures shall, for each Participant designated as participating in any Cash Award program established, have a distinct Cash Award established with respect to each cycle for which the Participant is eligible to participate.

            9.4 PAYOUT OF CASH AWARDS. Payouts of Cash Awards are made in relationship to a target payout level determined prior to each cycle on a per Participant basis. Target levels under multiple cycles will be calibrated to provide, in total, an annualized level of incentives consistent with the Company's compensation philosophy as set by the Compensation

Committee of the Board. The Committee shall have full discretion to reduce or eliminate any Cash Award otherwise payable to a Participant as it deems appropriate, taking into account all relevant facts and circumstances, including, but not limited to, the overall performance of the Company and the Committee's evaluation of the performance of the individual Participant.

                       ARTICLE X - BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                        ARTICLE XI - RIGHTS OF EMPLOYEES

            11.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Affiliates.

            11.2 PARTICIPATION. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

            11.3 NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Affiliates shall be required or be liable to make any payment under the Plan.

            11.4 NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Affiliates whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Affiliates, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable Affiliate. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Affiliates.

Nothing contained in the Plan constitutes a guarantee by the Company or any of its Affiliates that the assets of the Company or the applicable Affiliate shall be sufficient to pay any benefit to any person.

                         ARTICLE XII - CHANGE IN CONTROL

      Notwithstanding any other provisions of the Plan, in the event a Change in Control is deemed to have occurred, as to any Participant who is employed by the Company or an Affiliate or who is serving as a Director as of the date of such Change in Control, all Options granted under this Plan shall immediately become fully vested and exercisable, and all Performance Shares granted under the Plan shall become fully vested.

             ARTICLE XIII - AMENDMENT, MODIFICATION, AND TERMINATION

            13.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board or Committee may terminate, amend, or modify the Plan. Notwithstanding the foregoing, however, no amendment or modification to the Plan may be made to the extent such amendment or modification would increase the aggregate amount of Stock which may be issued under Options, extend the period of time during which ISOs may be granted, or change the employees or class of employees eligible to receive Options without the approval of the Company's stockholders within twelve (12) months before or after such amendment or modification. In addition, to the extent required in order to comply with any rules or regulations promulgated under Section 16 of the Exchange Act which provide for an exemption from insider trading or similar rules, any provisions of the Code, any national securities exchange or system on which the Stock is then listed or reported, or any other regulatory body having jurisdiction with respect to the Company or its affiliate, approval by the Company's stockholders shall be required for any termination, amendment, or modification of the Plan which:

                  (a) Increases the total amount of Stock which may be issued under the Plan (except as provided in Section 4.3 herein); or

                  (b) Changes the class of employees eligible to participate in the Plan; or

                  (c) Materially increases the cost of the Plan or materially increases the benefits to Participants; or

                  (d) Extends the maximum period after the date of grant during which Options may be exercised.

            13.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                     ARTICLE XIV - WITHHOLDING AND DEFERRAL

            14.1 TAX WITHHOLDING. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option or the occurrence of any other event that may, as a result of the Plan, give rise to a withholding obligation of the Company or an Affiliate, the Company or any Affiliate shall have the right to (a) require the Participant to remit or otherwise make available to the Company (or the Affiliate, as the case may be) an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

            14.2 STOCK DELIVERY OR WITHHOLDING. With respect to withholding required upon the exercise of NQSOs, or upon the vesting of Performance Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company shares of previously acquired Stock or by having the Company withhold Shares, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section
14.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

                             ARTICLE XV - SUCCESSORS

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.


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

                        ARTICLE XVI - REQUIREMENTS OF LAW

            16.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

            16.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.


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